Exhibit 99.3

SECOND QUARTER 2014

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; our ability to maintain relationships with automotive dealers; our ability to realize the anticipated benefits associated with being a financial holding company, and the significant regulation and restrictions that we are subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

2Q 2014 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

2Q 2014 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Net financing revenue (ex. OID)	$912	$865	$841	$801	$689	$47	$223
Total other revenue (ex. OID)	372	321	325	371	402	51	(30)
Total net revenue (ex. OID)	1,284	1,186	1,166	1,172	1,091	98	194
Provision for loan losses	63	137	140	141	89	(74)	(26)
Controllable expenses (1)	455	490	526	494	519	(35)	(64)
Other noninterest expenses	366	223	358	268	282	143	84
Core pre-tax income (loss) (2)	$400	$336	$142	$269	$201	$64	$200
Core OID amortization expense (3)	53	44	67	64	61	9	(7)
Income tax (benefit) expense	64	94	(4)	28	40	(30)	24
Income (loss) from discontinued operations	40	29	25	(86)	(1,027)	11	1,067
Net income (loss)	$323	$227	$104	$91	$(927)	$96	$1,250
Preferred stock dividends	65	68	448	200	200	(3)	(135)
Net income (loss) available to common shareholders	$258	$159	$(344)	$(109)	$(1,127)	$99	$1,385

Selected Balance Sheet Data (Period-End)
Total assets	$149,937	$148,452	$151,167	$150,556	$150,627	$1,485	$(690)
Consumer loans	65,961	64,913	64,861	65,222	65,298	1,048	663
Commercial loans	34,817	34,711	35,467	30,059	31,695	106	3,122
Assets of discontinued operations held-for-sale	574	541	516	5,913	5,529	33	(4,955)
Allowance for loan losses	(1,171)	(1,192)	(1,208)	(1,198)	(1,183)	21	12
Deposits	56,091	55,367	53,350	52,031	50,125	724	5,966
Common equity (4)	13,623	13,204	12,953	12,121	12,225	419	1,398
Total equity	14,878	14,459	14,208	19,061	19,165	419	(4,287)

Common Share Count
Weighted average basic (5)	481,350	479,768	442,863	412,601	412,601	1,583	68,750
Weighted average diluted (5)(6)	482,343	479,768	442,863	412,601	412,601	2,575	69,742
Issued shares outstanding (period-end)	479,773	479,768	479,768	412,601	412,601	6	67,173

Per Common Share Data
Earnings per share (basic) (5)	$0.54	$0.33	$(0.78)	$(0.27)	$(2.73)	$0.21	$3.27
Earnings per share (diluted) (5)(6)	0.54	0.33	(0.78)	(0.27)	(2.73)	0.20	3.27
Adjusted earnings per share	0.42	0.34	(0.70)	0.05	(0.13)	0.08	0.55
Book value per share	28.39	27.52	27.00	29.38	29.63	0.87	(1.23)
Tangible book value per share	28.34	27.46	26.94	28.92	29.17	0.87	(0.84)

Select Financial Ratios
Net interest margin (7)	2.6%	2.5%	2.4%	2.3%	2.0%
Adjusted efficiency ratio (8)	49%	55%	73%	59%	67%
Return on average assets (9)	0.9%	0.6%	0.3%	0.2%	n/m
Return on average total equity (9)	8.8%	6.4%	2.5%	1.9%	n/m
Return on average tangible common equity (9)	7.7%	4.9%	n/m	n/m	n/m
Core ROTCE (9)(10)	8.4%	6.5%	1.8%	5.4%	3.1%

Capital Ratios
Tier 1 capital ratio	12.3%	12.1%	11.8%	15.4%	15.4%
Tier 1 common capital ratio (10)	9.4%	9.1%	8.8%	7.9%	8.0%
Total risk-based capital ratio	13.2%	13.0%	12.8%	16.4%	16.5%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances. 2Q14 also includes $7 million in accelerated OID expense due to debt redemption

(4) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(5) Includes 1.6 million shares related to share-based compensation that have vested but not yet been issued as of June 30, 2014

(6) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended June 30, September 30, and December 31 2013, as the effects would be antidilutive for those periods. As such, 574 thousand of potential common shares were excluded from the diluted earnings per share calculation for the three months ended June 30, September 30, and December 31 2013, respectively

(7) Continuing operations only. Excludes OID amortization expense

(8) For more details refer to page 22

(9) Return metrics are annualized

(10) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

2Q 2014 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,124	$1,107	$1,136	$1,119	$1,139	$17	$(15)
Interest on loans held-for-sale	1	-	1	-	3	1	(2)
Interest and dividends on available-for-sale investment securities	93	95	96	85	76	(2)	17
Interest-bearing cash	1	3	2	3	2	(2)	(1)
Operating leases	884	870	855	832	788	14	96
Total financing revenue and other interest income	2,103	2,075	2,090	2,039	2,008	28	95
Interest expense
Interest on deposits	166	163	165	163	162	3	4
Interest on short-term borrowings	13	15	16	15	16	(2)	(3)
Interest on long-term debt	549	534	589	609	703	15	(154)
Total interest expense	728	712	770	787	881	16	(153)
Depreciation expense on operating lease assets	509	542	546	515	499	(33)	10
Net financing revenue	866	821	774	737	628	45	238
Other revenue
Servicing fees	7	9	12	13	19	(2)	(12)
Servicing asset valuation and hedge activities, net	-	-	-	-	(12)	-	12
Total servicing income, net	7	9	12	13	7	(2)	-
Insurance premiums and service revenue earned	249	241	244	251	258	8	(9)
Gain on mortgage and automotive loans, net	6	-	3	15	(1)	6	7
Loss on extinguishment of debt	(7)	(39)	(17)	(42)	-	32	(7)
Other gain on investments, net	41	43	24	41	64	(2)	(23)
Other income, net of losses	69	67	59	93	74	2	(5)
Total other revenue	365	321	325	371	402	44	(37)
Total net revenue	1,231	1,142	1,099	1,108	1,030	89	201
Provision for loan losses	63	137	140	141	89	(74)	(26)
Noninterest expense
Compensation and benefits expense	215	254	237	245	252	(39)	(37)
Insurance losses and loss adjustment expenses	188	68	59	85	146	120	42
Other operating expenses	418	391	588	432	403	27	15
Total noninterest expense	821	713	884	762	801	108	20
Income (loss) from continuing operations before income tax expense	347	292	75	205	140	55	207
Income tax (benefit) expense from continuing operations	64	94	(4)	28	40	(30)	24
Net income from continuing operations	283	198	79	177	100	85	183
Income (loss) from discontinued operations, net of tax	40	29	25	(86)	(1,027)	11	1,067
Net income (loss)	$323	$227	$104	$91	$(927)	$96	$1,250

(1) Includes other interest income, net

2Q 2014 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Assets	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2014	6/30/2013
Cash and cash equivalents
Noninterest-bearing	$1,373	$1,342	$1,315	$1,063	$1,292	$31	$81
Interest-bearing	4,404	4,551	4,216	5,486	6,482	(147)	(2,078)
Total cash and cash equivalents	5,777	5,893	5,531	6,549	7,774	(116)	(1,997)
Investment securities	16,748	16,327	17,083	17,967	17,015	421	(267)
Loans held-for-sale, net	3	43	35	82	102	(40)	(99)
Finance receivables and loans, net
Finance receivables and loans, net	100,778	99,624	100,328	95,281	96,993	1,154	3,785
Allowance for loan losses	(1,171)	(1,192)	(1,208)	(1,198)	(1,183)	21	12
Total finance receivables and loans, net	99,607	98,432	99,120	94,083	95,810	1,175	3,797
Investment in operating leases, net	18,814	18,187	17,680	17,254	16,085	627	2,729
Premiums receivables and other insurance assets	1,656	1,639	1,613	1,649	1,611	17	45
Other assets	6,758	7,390	9,589	7,059	6,701	(632)	57
Assets of operations held-for-sale	574	541	516	5,913	5,529	33	(4,955)
Total assets	$149,937	$148,452	$151,167	$150,556	$150,627	$1,485	$(690)

Liabilities
Deposit liabilities
Noninterest-bearing	$75	$71	$60	$66	$72	$4	$3
Interest-bearing	56,016	55,296	53,290	51,965	50,053	720	5,963
Total deposit liabilities	56,091	55,367	53,350	52,031	50,125	724	5,966
Short-term borrowings	6,369	5,163	8,545	6,015	4,197	1,206	2,172
Long-term debt	67,913	68,295	69,465	60,701	64,534	(382)	3,379
Interest payable	528	893	888	978	999	(365)	(471)
Unearned insurance premiums and service revenue	2,349	2,312	2,314	2,332	2,301	37	48
Accrued expense and other liabilities	1,809	1,963	2,397	4,836	5,043	(154)	(3,234)
Liabilities of operations held-for-sale	-	-	-	4,602	4,263	-	(4,263)
Total liabilities	$135,059	$133,993	$136,959	$131,495	$131,462	$1,066	$3,597

Equity
Common stock and paid-in capital	$21,011	$20,939	$20,939	$19,669	$19,668	$72	$1,343
Mandatorily convertible preferred stock held by U.S. Department of Treasury	-	-	-	5,685	5,685	-	(5,685)
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(7,293)	(7,551)	(7,710)	(7,365)	(7,256)	258	(37)
Accumulated other comprehensive (loss) income	(95)	(184)	(276)	(183)	(187)	89	92
Total equity	14,878	14,459	14,208	19,061	19,165	419	(4,287)
Total liabilities and equity	$149,937	$148,452	$151,167	$150,556	$150,627	$1,485	$(690)

2Q 2014 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Assets	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2014	6/30/2013
Interest-bearing cash and cash equivalents	$3,863	$5,304	$5,908	$7,150	$6,059	$(1,441)	$(2,196)
Trading assets	-	-	-	-	-	-	-
Investment securities	15,578	15,714	16,522	15,724	14,580	(136)	998
Loans held-for-sale, net	26	11	39	67	297	15	(271)
Total finance receivables and loans, net (2)	100,159	99,048	98,253	94,999	97,840	1,111	2,319
Investment in operating leases, net	18,544	17,998	17,514	16,744	15,616	546	2,928
Total interest earning assets	138,170	138,075	138,236	134,684	134,392	95	3,778
Noninterest-bearing cash and cash equivalents	1,550	1,441	1,319	1,546	1,708	109	(158)
Other assets (3)	11,306	11,888	11,268	15,463	16,698	(582)	(5,392)
Allowance for loan losses	(1,201)	(1,206)	(1,205)	(1,197)	(1,197)	5	(4)
Total assets	$149,825	$150,198	$149,618	$150,496	$151,601	$(373)	$(1,776)

Liabilities
Interest-bearing deposit liabilities	$55,556	$54,203	$52,298	$50,886	$49,522	$1,353	$6,034
Short-term borrowings	6,149	6,643	6,268	4,505	3,937	(494)	2,212
Long-term debt (4)	67,727	69,030	65,983	63,333	65,450	(1,303)	2,277
Total interest-bearing liabilities (4)	129,432	129,876	124,549	118,724	118,909	(444)	10,523
Noninterest-bearing deposit liabilities	70	66	66	67	274	4	(204)
Other liabilities (3)	5,661	5,933	8,351	12,664	12,600	(272)	(6,939)
Total liabilities	$135,163	$135,875	$132,966	$131,455	$131,783	$(712)	$3,380

Equity
Total equity	$14,662	$14,323	$16,652	$19,041	$19,818	$339	$(5,156)
Total liabilities and equity	$149,825	$150,198	$149,618	$150,496	$151,601	$(373)	$(1,776)

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: Average balance includes $1,463 million and $1,694 million related to original issue discount at June 2014 and June 2013, respectively

2Q 2014 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Automotive Finance	$461	$339	$207	$339	$382	$122	$79
Insurance	(23)	74	65	83	45	(97)	(68)
Dealer Financial Services	438	413	272	422	427	25	11
Mortgage	27	17	(7)	(4)	(43)	10	70
Corporate and Other (ex. OID) (1)	(65)	(94)	(123)	(149)	(183)	29	118
Core pre-tax income (loss) (2)	$400	$336	$142	$269	$201	$64	$199
Core OID amortization expense (3)	53	44	67	64	61	9	(7)
Income tax expense (benefit)	64	94	(4)	28	40	(30)	24
Income (loss) from discontinued operations	40	29	25	(86)	(1,027)	11	1,067
Net income (loss)	$323	$227	$104	$91	$(927)	$96	$1,250

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Ally Corporate Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

(3) 2Q14 also includes $7 million in accelerated OID expense due to debt redemption

2Q 2014 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Net financing revenue
Consumer	$763	$739	$762	$763	$750	$24	$13
Commercial	262	264	266	246	268	(2)	(6)
Operating leases	884	870	855	832	788	14	96
Other interest income	2	3	4	5	6	(1)	(4)
Total financing revenue and other interest income	1,911	1,876	1,887	1,846	1,812	35	99
Interest expense	518	514	532	531	536	4	(18)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	677	651	629	610	590	26	87
Remarketing gains	(168)	(109)	(83)	(95)	(91)	(59)	(77)
Total depreciation expense on operating lease assets	509	542	546	515	499	(33)	10
Net financing revenue	884	820	809	800	777	64	107
Other revenue
Servicing fees	7	9	10	13	16	(2)	(9)
Other income	55	55	51	52	44	-	11
Total other revenue	62	64	61	65	60	(2)	2
Total net revenue	946	884	870	865	837	62	109
Provision for loan losses	99	159	144	150	88	(60)	11
Noninterest expense
Compensation and benefits	106	123	123	110	104	(17)	2
Other operating expenses	280	263	396	266	263	17	17
Total noninterest expense	386	386	519	376	367	-	19
Income before income tax expense	$461	$339	$207	$339	$382	$122	$79

Balance Sheet (Period-End)
Cash, trading and investment securities	$34	$35	$36	$10	$10	$(1)	$24
Finance receivables and loans, net:
Consumer loans	58,084	56,763	56,416	56,447	56,028	1,321	2,056
Commercial loans (1)	33,070	33,013	33,888	28,525	30,263	57	2,807
Allowance for loan losses	(822)	(809)	(769)	(741)	(706)	(13)	(116)
Total finance receivables and loans, net	90,332	88,967	89,535	84,231	85,585	1,365	4,747
Investment in operating leases, net	18,814	18,187	17,680	17,254	16,085	627	2,729
Other assets	1,580	1,577	1,545	1,300	821	3	759
Assets of operations held-for-sale	574	541	516	5,814	4,984	33	(4,410)
Total assets	$111,334	$109,307	$109,312	$108,609	$107,485	$2,027	$3,849

(1) Includes Intercompany

2Q 2014 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
U.S. Market	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Light vehicle sales (SAAR - units in millions)	16.5	15.6	15.6	15.7	15.3	0.9	1.2
Light vehicle sales (quarterly - units in millions)	4.4	3.7	3.8	3.9	4.1	0.7	0.3
GM market share	18.3%	17.4%	17.6%	17.7%	18.4%
Chrysler market share	12.4%	12.8%	11.7%	11.4%	11.7%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.9	$0.9	$0.8	$1.1	$1.3	$0.0	$(0.4)
GM new retail standard	1.9	1.5	1.5	1.7	1.6	0.4	0.3
Chrysler new retail subvented	-	-	0.0	-	0.2	-	(0.2)
Chrysler new retail standard	1.0	0.7	0.7	0.8	1.0	0.3	0.1
Diversified new	0.8	0.6	0.5	0.6	0.6	0.2	0.2
Lease	3.2	2.7	2.3	2.8	2.8	0.5	0.4
Used	3.1	2.8	2.3	2.6	2.5	0.3	0.6
Total originations	$10.9	$9.2	$8.2	$9.6	$9.8	$1.7	$1.1

U.S. Consumer Penetration
GM	28.5%	27.7%	26.5%	28.4%	29.4%
Chrysler	10.9%	8.3%	10.1%	9.8%	15.6%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$29.0	$29.1	$30.1	$24.8	$26.6	$(0.1)	$2.4
Other dealer loans	4.0	3.8	3.7	3.6	3.6	0.2	0.5
Total Commercial outstandings	$33.0	$33.0	$33.8	$28.5	$30.2	$0.1	$2.8

U.S. Floorplan Penetration (2)
GM penetration	64.7%	64.1%	64.9%	66.5%	68.0%
Chrysler penetration	44.8%	46.4%	46.8%	49.0%	52.4%

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	85,143	61,001	45,693	36,811	34,159	24,142	50,984
Average gain per vehicle	$1,978	$1,791	$1,811	$2,571	$2,657	$187	$(680)
Total gains ($ in millions)	$168	$109	$83	$95	$91	$59	$78

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter

2Q 2014 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Insurance premiums and other income
Insurance premiums and service revenue earned	$249	$241	$244	$251	$258	$8	$(9)
Investment income	54	43	37	55	77	11	(23)
Other income	3	3	3	3	5	-	(2)
Total insurance premiums and other income	306	287	284	309	340	19	(34)
Expense
Insurance losses and loss adjustment expenses	188	68	59	85	146	120	42
Acquisition and underwriting expenses
Compensation and benefit expense	15	16	16	15	16	(1)	(1)
Insurance commission expense	94	89	92	93	94	5	0
Other expense	32	40	52	33	39	(8)	(7)
Total acquisition and underwriting expense	141	145	160	141	149	(4)	(8)
Total expense	329	213	219	226	295	116	34
Income from cont. ops before income tax expense	$(23)	$74	$65	$83	$45	$(97)	$(68)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,368	$5,314	$5,295	$5,433	$5,466	$54	$(98)
Finance receivables and loans, net	-	-	-	-	5	-	(5)
Premiums receivable and other insurance assets	1,666	1,650	1,624	1,657	1,620	16	46
Other assets	198	220	205	233	245	(22)	(47)
Assets of operations held-for-sale	-	-	-	-	-	-	-
Total assets	$7,232	$7,184	$7,124	$7,323	$7,336	$48	$(104)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$267	$244	$225	$267	$276	$23	$(9)
Corporate	0	-	0	0	(4)	0	4
Total written premiums and revenue (1)	$267	$244	$225	$267	$271	$23	$(5)

Loss ratio	75.1%	27.9%	23.7%	33.7%	56.3%
Underwriting expense ratio	55.7%	60.0%	65.3%	55.9%	56.6%
Combined ratio	130.9%	87.9%	89.0%	89.6%	112.9%

(1) Excludes Canadian Personal Lines business, which is in runoff

2Q 2014 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Net financing revenue
Total financing revenue and other interest income	$73	$76	$80	$83	$93	$(3)	$(20)
Interest expense	61	62	66	70	78	(1)	(17)
Net financing revenue	12	14	14	13	15	(2)	(3)
Servicing fees	-	-	2	-	3	-	(3)
Servicing asset valuation and hedge activities, net	-	-	-	-	(12)	-	12
Total servicing income, net	-	-	2	-	(9)	-	9
Gain on mortgage loans, net	6	-	3	15	(1)	6	7
Other income, net of losses	3	4	1	4	4	(1)	(1)
Total other revenue	9	4	6	19	(6)	5	15
Total net revenue	21	18	20	32	9	3	12
Provision for loan losses	(25)	(23)	(1)	(12)	6	(2)	(31)
Noninterest expense
Compensation and benefits expense	2	4	4	7	3	(2)	(1)
Representation and warranty expense	-	1	1	22	(2)	(1)	2
Other operating expense	17	19	23	19	45	(2)	(28)
Total noninterest expense	19	24	28	48	46	(5)	(27)
Income (loss) from cont. ops before income tax expense	$27	$17	$(7)	$(4)	$(43)	$10	$70

Balance Sheet (Period-End)
Loans held-for-sale	$3	$43	$16	$63	$56	$(40)	$(53)
Finance receivables and loans, net:
Consumer loans	7,847	8,138	8,444	8,772	9,270	(291)	(1,423)
Allowance for loan losses	(302)	(333)	(389)	(407)	(431)	31	129
Total finance receivables and loans, net	7,545	7,805	8,055	8,365	8,839	(260)	(1,294)
Mortgage servicing rights	-	-	-	-	-	-	-
Other assets (1)	92	89	97	134	166	3	(74)
Total assets	$7,640	$7,937	$8,168	$8,562	$9,061	$(297)	$(1,421)

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

2Q 2014 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Net financing loss
Total financing revenue and other interest income	$90	$94	$95	$79	$71	$(4)	$19
Interest expense
Core original issue discount amortization (1)	46	44	67	64	61	2	(15)
Other interest expense	90	78	91	107	189	12	(99)
Total interest expense	136	122	158	171	250	14	(114)
Net financing loss	(46)	(28)	(63)	(92)	(179)	(18)	133
Other revenue
Loss on extinguishment of debt	(7)	(39)	(17)	(42)	-	32	(7)
Other gain on investments, net	2	14	-	-	-	(12)	2
Other income, net of losses (2)	9	6	5	36	23	3	(14)
Total other (loss) revenue	4	(19)	(12)	(6)	23	23	(19)
Total net expense	(42)	(47)	(75)	(98)	(156)	5	114
Provision for loan losses	(11)	1	(3)	3	(5)	(12)	(6)
Noninterest expense
Compensation and benefits expense	92	111	94	113	129	(19)	(37)
Other operating expense (3)	(5)	(21)	24	(1)	(36)	16	31
Total noninterest expense	87	90	118	112	93	(3)	(6)
Loss from cont. ops before income tax expense	$(118)	$(138)	$(190)	$(213)	$(244)	$20	$126

Balance Sheet (Period-End)
Cash, trading and investment securities	$17,123	$16,871	$17,283	$19,073	$19,313	$252	$(2,190)
Loans held-for-sale	-	-	19	19	46	-	(46)
Finance receivables and loans, net
Consumer loans	30	12	1	3	-	18	30
Commercial loans (4)	1,747	1,698	1,579	1,534	1,427	49	320
Allowance for loan losses	(47)	(50)	(50)	(50)	(46)	3	(1)
Total finance receivables and loans, net	1,730	1,660	1,530	1,487	1,381	70	349
Other assets	4,878	5,493	7,731	5,384	5,460	(615)	(582)
Assets of operations held-for-sale	-	-	-	99	545	-	(545)
Total assets	$23,731	$24,024	$26,563	$26,062	$26,745	$(293)	$(3,014)

OID Amortization Schedule (5)		2014	2015	2016 and After
Remaining Core OID Amortization (as of 6/30/2014)		$82	$45	Avg = $52/yr

(1) Does not include $7 million of accelerated OID expense in 2Q14, which comes through other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Includes reductions of $161 million for June 2014, $185 million for March 31, 2014, $187 million for December 31, 2013, $181 million for September 30, 2013, and $178 million for June 30, 2013 related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense

(4) Includes Intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

2Q 2014 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Ending loan balance	$100,777	$99,623	$100,327	$95,281	$96,993	$1,154	$3,785
30+ Accruing DPD	$1,245	$956	$1,408	$1,265	$1,084	$289	$161
30+ Accruing DPD %	1.2%	1.0%	1.4%	1.3%	1.1%
Non-performing loans (NPLs)	$611	$710	$725	$783	$1,006	$(99)	$(395)
Net charge-offs (NCOs)	$85	$133	$129	$126	$103	$(48)	$(18)
Net charge-off rate (2)	0.3%	0.5%	0.5%	0.5%	0.4%

Provision for loan losses	$63	$137	$140	$141	$89	$(74)	$(26)
Allowance for loan losses (ALLL)	$1,171	$1,192	$1,208	$1,198	$1,183	$(21)	$(12)

ALLL as % of Loans (3)	1.2%	1.2%	1.2%	1.3%	1.2%
ALLL as % of NPLs (3)	191.8%	167.9%	166.6%	153.0%	117.6%
ALLL as % of NCOs (3)	344.2%	223.8%	233.6%	237.8%	287.2%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,174	$904	$1,325	$1,188	$999	$270	$175
% of retail contract $ outstanding	2.02%	1.59%	2.35%	2.10%	1.78%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$83	$121	$114	$115	$80	$(37)	$3
% of avg. HFI assets	0.58%	0.85%	0.80%	0.82%	0.57%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$1	$0	$2	$0	$(1)	$1	$1
% of avg. HFI assets	0.01%	0.00%	0.03%	0.00%	-0.01%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

2Q 2014 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS
Automotive Finance (1)(2)	QUARTERLY TRENDS					CHANGE VS.
Consumer	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Allowance for loan losses	$729	$715	$673	$651	$610	$14	$119
Total consumer loans (3)	$58,114	$56,775	$56,417	$56,450	$56,028	$1,339	$2,086
Coverage ratio	1.3%	1.3%	1.2%	1.2%	1.1%

Commercial
Allowance for loan losses	$93	$94	$96	$90	$96	$(0)	$(3)
Total commercial loans	$33,041	$32,984	$33,803	$28,452	$30,193	$57	$2,848
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)(2)
Consumer
Allowance for loan losses	$302	$333	$389	$407	$431	$(31)	$(128)
Total consumer loans	$7,846	$8,137	$8,443	$8,772	$9,270	$(291)	$(1,423)
Coverage ratio	3.9%	4.1%	4.6%	4.6%	4.6%

Corporate and Other (1)(4)
Allowance for loan losses	$47	$50	$50	$50	$46	$(3)	$1
Total commercial loans	$1,776	$1,727	$1,664	$1,607	$1,502	$49	$274
Coverage ratio	2.6%	2.9%	3.0%	3.1%	3.0%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes $30 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 2Q14, $12 million in 1Q14, $1 million in 4Q13 and $3 million in 3Q13.

(4) Includes Insurance

2Q 2014 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Cost of Funds	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Ally Financial's cost of borrowing (incl. OID)	2.3%	2.2%	2.5%	2.6%	3.0%
Ally Financial's cost of borrowing (excl. OID)	2.1%	2.1%	2.2%	2.4%	2.7%

Capital
Risk-weighted assets	$129.2	$127.7	$128.6	$127.3	$127.2	$1.5	$2.0

Tier 1 capital ratio	12.3%	12.1%	11.8%	15.4%	15.4%
Tier 1 common capital ratio	9.4%	9.1%	8.8%	7.9%	8.0%
Total risk-based capital ratio	13.2%	13.0%	12.8%	16.4%	16.5%

Tangible common equity / Tangible assets	9.1%	8.9%	8.6%	7.9%	8.0%
Tangible common equity / Risk-weighted assets	10.5%	10.3%	10.1%	9.4%	9.5%

Shareholders’ equity	$14.9	$14.5	$14.2	$19.1	$19.2	$0.4	$(4.3)
less: Goodwill and certain other intangibles	-	-	-	(0.2)	(0.2)	-	0.2
Disallowed DTA	(1.3)	(1.5)	(1.6)	(1.9)	(2.0)	0.2	0.7
Certain AOCI items and other adjustments	(0.2)	-	0.1	0.1	0.1	(0.2)	(0.3)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$15.9	$15.5	$15.2	$19.6	$19.7	$0.4	$(3.8)

Tier 1 capital	$15.9	$15.5	$15.2	$19.6	$19.7	$0.4	$(3.8)
less: Preferred equity	(1.3)	(1.3)	(1.3)	(6.9)	(6.9)	-	5.6
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$12.1	$11.7	$11.4	$10.1	$10.2	$0.4	$1.9

Tier 1 capital	$15.9	$15.5	$15.2	$19.6	$19.7	$0.4	$(3.8)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.3	0.3	0.3	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	0.9	0.9	1.0	1.1	1.0	-	(0.1)
Total risk-based capital	$17.1	$16.6	$16.4	$20.9	$21.0	$0.5	$(3.9)

Total shareholders' equity	$14.9	$14.5	$14.2	$19.1	$19.2	$0.4	$(4.3)
less: Preferred equity	(1.3)	(1.3)	(1.3)	(6.9)	(6.9)	-	5.6
Goodwill and intangible assets	-	-	-	(0.2)	(0.2)	-	0.2
Tangible common equity (2)	$13.6	$13.2	$12.9	$11.9	$12.0	$0.4	$1.6

Total assets	$149.9	$148.5	$151.2	$150.6	$150.6	$1.4	$(0.7)
less: Goodwill and intangible assets	-	-	-	(0.2)	(0.2)	-	0.2
Tangible assets	$149.9	$148.4	$151.1	$150.4	$150.4	$1.5	$(0.5)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

2Q 2014 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	6/30/2014		3/31/2014		6/30/2013
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.9	$2.2	$2.9	$2.5	$4.5	$3.1
Highly liquid securities (3)	2.5	6.6	2.2	5.9	2.5	6.7
Current committed unused capacity (4)	3.6	1.0	4.6	1.0	12.3	3.9
Subtotal	$9.0	$9.8	$9.7	$9.4	$19.3	$13.7
Ally Bank intercompany loan (5)	1.7	(1.7)	0.5	(0.5)	3.4	(3.4)
Total Current Available Liquidity	$10.7	$8.1	$10.2	$8.9	$22.7	$10.3
Forward commited unused capacity (6)	-	-	-	-	1.3	-
Total Available Liquidity	$10.7	$8.1	$10.2	$8.9	$24.0	$10.3

Unsecured Long-Term Debt Maturity Profile	2014	2015	2016	2017	2018	2019 and After
Consolidated remaining maturities	$1.8	$5.0	$1.9	$4.1	$1.3	$10.1

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes UST, Agency debt and Agency MBS

(4) Includes equal allocation of shared unused capacity totaling $4.1 billion 2Q13, which was available for use by Ally Bank or the Parent. As of 3Q13, the facility was renewed for the exclusive use of the Parent.

(5) To optimize use of cash between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(6) Represents capacity from certain forward purchase commitments and committed secured facilities that were generally reliant upon the origination of future automotive receivables in 2013. As of December 31, 2013, these funding facilities have matured

2Q 2014 Preliminary Results	17

ALLY FINANCIAL INC. DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Key Statistics	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Average retail CD maturity (months)	31.1	31.2	31.0	30.8	30.4	(0.0)	0.7
Average retail deposit rate	1.17%	1.19%	1.21%	1.22%	1.24%

Ally Financial Deposits Levels
Ally Bank retail	$45,934	$45,193	$43,172	$41,691	$39,859	$742	$6,075
Ally Bank brokered	9,684	9,683	9,678	9,724	9,552	2	133
Other	473	491	500	616	714	(18)	(241)
Total deposits	$56,091	$55,367	$53,350	$52,031	$50,125	$724	$5,966

Ally Bank Deposit Mix
Retail CD	42.5%	43.1%	44.7%	44.8%	45.7%
MMA/OSA/Checking	40.1%	39.2%	37.1%	36.2%	35.0%
Brokered CD	17.4%	17.7%	18.2%	18.9%	19.3%

2Q 2014 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
Loan Value (1)	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13
Gross carry value	$7.8	$8.1	$8.4	$8.7	$9.2
Net carry value	$7.5	$7.8	$8.0	$8.3	$8.8

Estimated Pool Characteristics
Ongoing (originated post 1/1/2009)	38.7%	39.1%	39.3%	39.6%	40.3%
Legacy (originated pre 1/1/2009)	61.3%	60.9%	60.7%	60.4%	59.7%
% Second lien	11.0%	11.1%	11.1%	11.2%	11.2%
% Interest only	13.5%	13.5%	13.8%	14.9%	15.3%
% 30+ Day delinquent	2.7%	2.5%	2.8%	2.7%	2.8%
% Low/No documentation	14.2%	14.1%	14.1%	14.0%	13.8%
% Non-primary residence	3.8%	3.7%	3.7%	3.7%	3.7%
Refreshed FICO	726	727	728	729	731
Wtd. Avg. LTV/CLTV (2)	76.6%	77.8%	79.1%	84.0%	84.9%
Higher risk geographies (3)	40.4%	40.5%	40.5%	40.5%	40.6%

(1) Excludes education loans
(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices
(3) Includes CA, FL, MI and AZ

2Q 2014 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
Impact of Discontinued Operations (1)	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Auto Finance	$22	$28	$(149)	$60	$(245)	$(6)	$267
Insurance	1	(0)	0	5	294	1	(293)
Corporate and Other (2)	25	(1)	80	(161)	(1,693)	26	1,718
Consolidated pretax income	$48	$27	$(69)	$(96)	$(1,644)	$20	$1,691
Tax expense (benefit)	7	(1)	(93)	(10)	(617)	9	624
Consolidated net income	$40	$29	$25	$(86)	$(1,027)	$11	$1,067

Assets of discontinued operations held-for-sale	$574	$541	$516	$5,913	$5,529	$33	$(4,955)

Businesses classified as discontinued operations above
Automotive Finance
France and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America
Mortgage
ResCap

(1) Included are operations that have been wound down or sold in addition to those held-for-sale

(2) Includes FHFA and FDIC settlement charge in 3Q13 and ResCap settlement charge in 2Q13

Note: The sales of Canada and Europe (ex. France) were completed 1Q13

2Q 2014 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
Earnings Per Share Data	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Net income (loss)	$323	$227	$104	$91	$(927)	$96	$1,250
less: Preferred stock dividends	65	68	448	200	200	(3)	(135)
Net income (loss) available to common shareholders	$258	$159	$(344)	$(110)	$(1,127)	$99	$1,385

Weighted-average shares outstanding - basic (1)	481,350	479,768	442,863	412,601	412,601	1,583	68,750

Weighted-average shares outstanding - diluted (1)(2)	482,343	479,768	442,863	412,601	412,601	2,575	69,742

Net income (loss) per share - basic (1)	$0.54	$0.33	$(0.78)	$(0.27)	$(2.73)	$0.21	$3.27

Net income (loss) per share - diluted (1)(2)	$0.54	$0.33	$(0.78)	$(0.27)	$(2.73)	$0.21	$3.27

(1) Includes 1.6 million shares related to share-based compensation that have vested but not yet been issued as of June 30, 2014

(2) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended June 30, September 30, and December 31 2013, as the effects would be antidilutive for those periods. As such, 574 thousand of potential common shares were excluded from the diluted earnings per share calculation for the three months ended June 30, September 30, and December 31 2013, respectively

2Q 2014 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Core ROTCE Calculation	2Q 14	1Q 14	4Q 13	3Q 13	2Q 13	1Q 14	2Q 13
Pre-tax income (loss) from continuing operations	$347	$292	$75	$205	$140	$56	$207
add: Core original issue discount expense	53	44	67	64	61	10	(7)
Repositioning items	16	3	18	2	11	13	6
Core pre-tax income	$417	$339	$161	$271	$211	$78	$206
Normalized income tax expense at 34%	142	115	55	92	72	27	70
Core net income	275	224	106	179	140	52	136
Preferred dividends (Series A & G)	65	68	67	67	67	(3)	(2)
Operating net income available to common shareholders (1)	$210	$155	$39	$112	$73	$55	$137

Tangible common equity (2)	$13,386	$13,060	$12,438	$11,985	$12,541	$326	$845
less: Unamortized original issue discount	1,461	1,510	1,565	1,631	1,693	(49)	(232)
Net deferred tax asset	1,872	1,979	2,018	1,987	1,658	(107)	214
Normalized common equity (1)(3)	$10,053	$9,571	$8,855	$8,367	$9,190	$482	$863

Core ROTCE (1)	8.4%	6.5%	1.8%	5.4%	3.1%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$821	$713	$884	$762	$801	$108	$20
less: Rep and warrant expense	0	1	1	22	(2)	(0)	2
Insurance expense	329	213	219	226	295	116	34
Repositioning items	16	3	19	7	2	13	15
Numerator	$475	$496	$645	$507	$506	$(21)	$(31)

Total net revenue	$1,231	$1,142	$1,099	$1,108	$1,030	$89	$201
add: Original issue discount	53	44	67	64	61	10	(7)
Repositioning	-	-	(1)	(4)	9	-	(9)
less: Insurance revenue	306	287	284	309	340	19	(34)
Denominator	$978	$899	$881	$858	$760	$80	$219

Adjusted Efficiency Ratio (1)	49%	55%	73%	59%	67%

(1) Represents a non-GAAP financial measure
(2) See page 16 for details
(3) Normalized common equity calculated using 2 period average

2Q 2014 Preliminary Results	22